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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of FINOVA Capital Corporation on Form S-3 of our report dated March 8, 1995, appearing in the Annual Report on Form 10-K of FINOVA Capital Corporation for the year ended December 31, 1994 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

Deloitte & Touche LLP
October 6, 1995